SUPPLEMENT DATED JULY 15, 2005 TO THE
                                     VARIABLE CONTRACT PROSPECTUSES LISTED BELOW

The following information supplements, and to the extent inconsistent therewith, replaces the information in the prospectus and statement of additional information. Please retain this supplement for future reference.

On July 1, 2005, Citigroup Inc. completed the sale of its life and annuity businesses to MetLife, Inc. The sale included Citicorp Life Insurance Company ("CLIC") and First Citicorp Life Insurance Company ("FCLIC"), the insurance companies that issue the variable contract described in your prospectus. The sale also included CLIC and FCLIC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

As a result of the transaction, please note the following:

CLIC and FCLIC are now wholly-owned subsidiaries of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

CLIC and FCLIC are no longer affiliates of Citigroup, Inc., Citicorp Investment Services, Inc. ("CIS"), Citigroup Global Markets, Inc. ("Smith Barney"), or PFS Investments, Inc. ("Primerica"). All references in the prospectus to these entities being affiliates of CLIC or FCLIC are deleted.

MetLife, Inc. and Citigroup Inc. have entered into a Distribution Agreement under which CLIC and FCLIC have the right to continue to provide life and annuity products to any distributor affiliated with Citigroup, Inc. on a non-exclusive basis for ten years following the transaction. This right may be on an exclusive basis for the first five years, if CLIC and FCLIC had exclusive rights to provide products to that distributor prior to the transaction. The Distribution Agreement also provides for additional rights and opportunities to distribute other life and annuity products through the Citigroup distribution network.

CLIC and FCLIC have entered into a five-year agreement with certain affiliates of Citigroup, Inc. relating to the use of mutual funds advised by a Citigroup affiliate in variable contracts offered by CLIC and FCLIC. During the term of this agreement, CLIC and FCLIC, subject to their fiduciary and other legal duties, generally are obligated in the first instance to consider funds advised by Citigroup affiliates in seeking to make a substitution for a fund advised by a Citigroup affiliate.

The agreement also obligates Citigroup affiliates to continue on their current terms certain arrangements under which CLIC and FCLIC and Travelers Distribution LLC ("TDLLC") receive payments in connection with their provision of administrative, marketing or other support services to the funds advised or subadvised by Citigroup affiliates. More information concerning these arrangements generally, which are similar to arrangements CLIC, FCLIC and TDLLC have with other fund families, is provided in the prospectus under "Administrative, Marketing and Support Service Fees." The agreement between MetLife, Inc. and Citigroup Inc. further provides that any modification of such arrangements, subject to the parties' fiduciary and other legal duties, shall be on market terms.

The following portfolios of Travelers Series Fund Inc. have been reorganized into portfolios of The Travelers Series Trust pursuant to a vote of shareholders of each portfolio: AIM Capital Appreciation portfolio, MFS Total Return portfolio, Pioneer Strategic Income portfolio, Salomon Brothers Strategic Total Return Bond portfolio, Strategic Equity portfolio, Travelers Managed Income portfolio and Van Kampen Enterprise portfolio. Any references in your prospectus to these portfolios being a portfolio of Travelers Series Fund Inc. is replaced with The Travelers Series Trust.

The Social Awareness Stock portfolio of The Travelers Series Trust has been reorganized into a portfolio of Travelers Series Fund Inc. pursuant to a vote of shareholders. Any references in your prospectus to this portfolio being a portfolio of The Travelers Series Trust is replaced with Travelers Series Fund Inc.

The Net Total Annual Operating Expenses for each reorganized portfolio remains the same following the reorganization.

For each of the following Funding Options that may be available under your variable contract and are advised by Travelers Asset Management International Company LLC ("TAMIC"), Salomon Brothers Asset Management Inc. has been approved as a subadviser: Travelers Quality Bond Portfolio, Money Market Portfolio, Managed Assets Trust, High Yield Bond Trust, U.S. Government Securities Portfolio, Convertible Securities Portfolio, Zero Coupon Bond Fund Portfolio (Series 2005), The Travelers Money Market Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, and Travelers Managed Income Portfolio.

The transaction does not affect the terms or conditions of your variable contract, and CLIC and FCLIC remain fully responsible for their respective contractual obligations to variable contract owners.

SUPPLEMENT TO THE FOLLOWING VARIABLE CONTRACT PROSPECTUSES DATED MAY 2, 2005:
TRAVELERS LIFE & ANNUITY ACCESS ANNUITY
CITIELITE ANNUITY
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT (REFERRED TO AS
  CITIVARIABLE)

L-24524                                                               July, 2005